Rule 497(e)
File Nos. 333-147743 & 811-08183

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated March 2, 2010
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

Effective April 30, 2010, the description and investment objective for the Oppenheimer International Growth Fund/VA on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

“Oppenheimer International Growth Fund/VA – Non Service Shares seeks long-term capital appreciation by investing under normal circumstances, at least 65% of its total assets in equity securities of issuers that are domiciled or have their primary operations in at least three different countries outside of the United States and may invest 100% of its assets in foreign companies.  The Portfolio mainly invests in “growth companies,” which are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market.  The Portfolio may invest up to 25% of its total assets in emerging markets.  The Portfolio considers an issuer to be located in an emerging market if it is domiciled or has its primary operations in emerging markets (directly or indirectly).  From time to time, the Portfolio may place greater emphasis on investing in one or more particular industries, countries, or regions, such as Asia, Europe or Latin America.  The Portfolio’s manager looks primarily for high growth potential using a “bottom up” investment approach on a company-by-company basis.  That approach looks at the investment performance of individual stocks before considering the impact of general or industry-specific economic trends.  It includes fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry.  The Portfolio’s manager currently focuses on the following factors:  companies that enjoy a strong competitive position and high demand for their products or services; companies with accelerating earnings growth and cash flow; and diversity among countries, companies and industries to seek to reduce the risks of foreign investing, such as currency fluctuations and market volatility.  The consideration of those factors may vary in particular cases and may change over time.  The Portfolio’s manager also considers the effects of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends.  The trends currently considered include:  mass affluence, new technologies, restructuring and aging.  The Portfolio’s manager does not invest any fixed amount of the Portfolio’s assets according to these criteria, which may change over time.  The Portfolio’s manager monitors individual issuers for changes in these factors, which may trigger a decision to sell a security.  The Portfolio does not limit its investment to issuers within a specific market capitalization range and at times may invest in both smaller, less well-known companies and larger, more established companies that the Portfolio’s manager believes have favorable prospects for capital growth relative to the market.  The Portfolio may invest a substantial portion of its assets in stocks of small to mid-sized companies.  The price of those stocks may be more volatile than the price of stocks issued by larger companies.  The Portfolio primarily invests in common stock but may also buy preferred stocks, securities convertible into common stocks and other securities having equity features.  The Portfolio typically does not invest in debt securities to a significant degree but can invest up to 20% of its total assets in debt securities when the Portfolio’s manager believes that it is appropriate to do so in order to seek the Portfolio’s objective.  The Portfolio can invest up to 15% of its total assets in debt securities that are below investment grade, commonly referred to as “junk bonds.”  The Portfolio can also use derivative instruments, such as options, futures, forwards and swaps, to seek higher investment returns or to try to manage investment risks.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.